Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2020

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended December 31			Constant $	Constant $	Year ended December 31			Constant $	Constant $
	2020	2019	% Change	2019	% Change	2020	2019	% Change	2019	% Change
Gross premiums written	$10,249	$9,934	3.2%	$9,969	2.8%	$41,261	$40,124	2.8%	$39,899	3.4%
Net premiums written	$8,410	$7,997	5.2%	$8,018	4.9%	$33,820	$32,275	4.8%	$32,072	5.5%
P&C net premiums written	$7,770	$7,375	5.4%	$7,397	5.0%	$31,306	$29,883	4.8%	$29,692	5.4%
P&C net premiums written adjusted for COVID-19 exposures (1)								5.5%		6.1%
Net premiums earned	$8,430	$7,935	6.2%	$7,959	5.9%	$33,117	$31,290	5.8%	$31,104	6.5%
Net investment income	$847	$858	-1.2%	$858	-1.3%	$3,375	$3,426	-1.5%	$3,415	-1.2%
Adjusted net investment income	$924	$917	0.9%	$917	0.8%	$3,606	$3,673	-1.8%	$3,662	-1.5%
P&C underwriting income	$969	$533	81.8%	$533	81.6%	$1,210	$2,726	-55.6%	$2,704	-55.3%
P&C CAY underwriting income ex Cats	$1,059	$730	45.0%	$732	44.7%	$4,074	$3,121	30.5%	$3,101	31.4%
Agriculture CAY underwriting income (loss) ex Cats	$34	$(59)	NM	$(59)	NM	$172	$17	NM	$17	NM
Core operating income	$1,440	$1,040	38.4%	$1,040	38.4%	$3,313	$4,641	-28.6%	$4,615	-28.2%
Net income	$2,418	$1,173	106.2%			$3,533	$4,454	-20.7%
Operating cash flow	$2,544	$1,429				$9,785	$6,342
P&C combined ratio
Loss and loss expense ratio	59.6%	64.0%				68.5%	62.1%
Policy acquisition cost and administrative expense ratio	28.0%	28.7%				27.6%	28.5%

Combined ratio	87.6%	92.7%				96.1%	90.6%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	58.5%	61.3%				59.2%	60.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.9%	28.7%				27.5%	28.4%

CAY combined ratio ex Cats	86.4%	90.0%				86.7%	89.2%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.0%	58.1%				57.6%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.1%	30.5%				28.9%	30.0%

CAY combined ratio ex Cats	86.1%	88.6%				86.5%	88.6%
ROE	16.7%	8.5%				6.2%	8.4%
Core operating return on equity (ROE)	10.7%	7.9%				6.2%	9.0%
Core operating return on tangible equity (ROTE)	17.1%	12.8%				9.8%	14.6%
Effective tax rate	12.1%	12.6%				15.1%	15.1%
Core operating effective tax rate	15.2%	14.2%				15.8%	14.9%
Earnings per share
Net income	$5.34	$2.57	107.8%			$7.79	$9.71	-19.8%
Core operating income	$3.18	$2.28	39.5%			$7.31	$10.11	-27.7%
Weighted average basic common shares outstanding	451.4	452.7				451.6	455.9
Weighted average diluted common shares outstanding	453.3	455.9				453.4	458.9

	December 31 2020	September 30 2020	% Change 4Q-20 vs. 3Q-20	December 31 2019	% Change 4Q-20 vs. 4Q-19
Book value per common share	$131.88	$124.98	5.5%	$122.42	7.7%
Tangible book value per common share	$87.69	$81.11	8.1%	$78.14	12.2%

(1)

Full year 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $29 million of return premiums in North America Personal P&C Insurance.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	Full Year 2020	Full Year 2019
Gross premiums written	$10,249	$11,220	$10,040	$9,752	$9,934	$41,261	$40,124
Net premiums written	8,410	9,078	8,355	7,977	7,997	33,820	32,275
Net premiums earned	8,430	8,765	8,128	7,794	7,935	33,117	31,290
Adjusted losses and loss expenses (1)	4,810	5,834	6,578	4,487	4,865	21,709	18,738
Realized (gains) losses on crop derivatives	(3)	(1)	1	2	—	(1)	8

Losses and loss expenses	4,813	5,835	6,577	4,485	4,865	21,710	18,730
Adjusted policy benefits (2)	184	174	183	185	201	726	696
Gains (losses) from fair value changes in separate account liabilities	(50)	(24)	(40)	56	(24)	(58)	(44)

Policy benefits	234	198	223	129	225	784	740
Policy acquisition costs	1,694	1,645	1,593	1,615	1,542	6,547	6,153
Administrative expenses	778	733	727	741	810	2,979	3,030
Adjusted net investment income (3)	924	900	865	917	917	3,606	3,673
Other (income) expense from private equity partnerships	(51)	(32)	(8)	(24)	(24)	(115)	(86)
Amortization expense of fair value adjustment on acquired invested assets	(26)	(28)	(30)	(32)	(35)	(116)	(161)

Net investment income	847	840	827	861	858	3,375	3,426
Adjusted realized gains (losses) (4)	568	(142)	31	(956)	(55)	(499)	(522)
Realized gains (losses) on crop derivatives	3	1	(1)	(2)	—	1	(8)

Net realized gains (losses)	571	(141)	30	(958)	(55)	(498)	(530)
Adjusted interest expense (5)	131	135	134	137	140	537	573
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(6)	(5)	(6)	(21)	(21)

Interest expense	126	130	128	132	134	516	552
Gains (losses) from fair value changes in separate account assets	50	24	40	(56)	24	58	44
Net realized gains (losses) related to unconsolidated entities	506	422	(100)	(7)	227	821	483
Other income (expense) from private equity partnerships	51	32	8	24	24	115	86
Other income (expense)—operating	15	7	(6)	(16)	(5)	—	(17)

Other income (expense)	622	485	(58)	(55)	270	994	596
Amortization expense of purchased intangibles	73	72	72	73	76	290	305
Chubb integration expenses	—	—	—	—	14	—	23
Income tax expense (benefit)	334	142	(62)	215	169	629	795

Net income (loss)	$2,418	$1,194	$(331)	$252	$1,173	$3,533	$4,454

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)

Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	Full Year 2020	Full Year 2019
P&C underwriting income (loss) (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,571	$10,575	$9,387	$9,069	$9,282	$38,602	$37,607
Net premiums written	7,770	8,468	7,736	7,332	7,375	31,306	29,883
Net premiums earned	7,786	8,166	7,520	7,163	7,322	30,635	28,947
Adjusted losses and loss expenses	4,642	5,651	6,407	4,285	4,689	20,985	17,981
Policy acquisition costs	1,479	1,470	1,397	1,435	1,376	5,781	5,533
Administrative expenses	696	653	645	665	724	2,659	2,707

P&C underwriting income (loss)	$969	$392	$(929)	$778	$533	$1,210	$2,726

P&C CAY underwriting income ex Cats	$1,059	$1,171	$947	$897	$730	$4,074	$3,121
% Change versus prior year period
Net premiums written	5.4%	5.7%	-0.4%	8.9%	9.0%	4.8%	5.6%
Net premiums written adjusted for COVID-19 exposures (1)			2.1%			5.5%
Net premiums earned	6.3%	5.7%	2.7%	8.9%	6.3%	5.8%	4.0%
Net premiums written constant $	5.0%	6.4%	1.4%	9.3%	9.8%	5.4%	7.0%
Net premiums written adjusted for COVID-19 exposures (1)			3.9%			6.1%
Net premiums earned constant $	6.0%	6.3%	4.6%	9.3%	7.1%	6.5%	5.4%
P&C combined ratio
Loss and loss expense ratio	59.6%	69.2%	85.2%	59.8%	64.0%	68.5%	62.1%
Policy acquisition cost ratio	19.0%	18.0%	18.5%	20.0%	18.8%	18.9%	19.1%
Administrative expense ratio	9.0%	8.0%	8.6%	9.3%	9.9%	8.7%	9.4%

Combined ratio	87.6%	95.2%	112.3%	89.1%	92.7%	96.1%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.5%	59.7%	60.4%	58.2%	61.3%	59.2%	60.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.9%	26.0%	27.0%	29.3%	28.7%	27.5%	28.4%

CAY combined ratio ex Cats	86.4%	85.7%	87.4%	87.5%	90.0%	86.7%	89.2%

Other ratios
Net premiums written/gross premiums written	81%	80%	82%	81%	79%	81%	79%
Expense ratio	28.0%	26.0%	27.1%	29.3%	28.7%	27.6%	28.5%
Expense ratio excluding A&H	26.0%	24.0%	25.2%	27.5%	26.6%	25.6%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$3	$7	$(20)	$—	$(14)	$(10)	$(12)
Catastrophe losses—pre-tax	$299	$932	$1,781	$237	$416	$3,249	$1,175
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(206)	$(146)	$75	$(118)	$(233)	$(395)	$(792)
Impact of catastrophe losses ex COVID-19 on P&C combined ratio—Unfavorable	3.8%	11.3%	5.8%	3.1%	5.9%	6.1%	4.1%
Impact of COVID-19 catastrophe losses on P&C combined ratio—Unfavorable	0.0%	0.0%	18.1%	0.2%	0.0%	4.5%	0.0%
Impact of catastrophe losses on P&C combined ratio—Unfavorable	3.8%	11.3%	23.9%	3.3%	5.9%	10.6%	4.1%
Impact of PPD on P&C combined ratio—Unfavorable (favorable)	-2.6%	-1.8%	1.0%	-1.7%	-3.2%	-1.2%	-2.7%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	1.2%	9.5%	24.9%	1.6%	2.7%	9.4%	1.4%

(1)

Full year 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $29 million of return premiums in North America Personal P&C Insurance.

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	Full Year 2020	Full Year 2019
Global P&C underwriting income (loss)
Gross premiums written	$9,259	$9,243	$8,735	$8,849	$9,000	$36,086	$35,192
Net premiums written	7,528	7,482	7,275	7,175	7,099	29,460	28,073
Net premiums earned	7,405	7,195	7,144	7,069	6,901	28,813	27,152
Adjusted losses and loss expenses	4,321	4,806	6,094	4,220	4,236	19,441	16,365
Policy acquisition costs	1,452	1,414	1,368	1,424	1,382	5,658	5,449
Administrative expenses	699	648	642	661	727	2,650	2,701

Global P&C underwriting income (loss)	$933	$327	$(960)	$764	$556	$1,064	$2,637

Global P&C CAY underwriting income ex Cats	$1,025	$1,078	$910	$889	$789	$3,902	$3,104
% Change versus prior year period
Net premiums written	6.0%	5.8%	-0.3%	8.6%	8.0%	4.9%	5.0%
Net premiums written adjusted for COVID-19 exposures (1)			2.3%			5.7%
Net premiums earned	7.3%	6.0%	2.9%	8.4%	5.0%	6.1%	3.3%
Net premiums written constant $	5.7%	6.6%	1.6%	9.1%	8.9%	5.7%	6.6%
Net premiums written adjusted for COVID-19 exposures (1)			4.2%			6.4%
Net premiums earned constant $	6.9%	6.7%	4.9%	8.8%	5.8%	6.8%	4.9%
Combined ratio
Loss and loss expense ratio	58.4%	66.8%	85.3%	59.7%	61.4%	67.5%	60.3%
Policy acquisition cost ratio	19.6%	19.7%	19.1%	20.2%	20.0%	19.6%	20.1%
Administrative expense ratio	9.4%	9.0%	9.0%	9.3%	10.5%	9.2%	9.9%

Combined ratio	87.4%	95.5%	113.4%	89.2%	91.9%	96.3%	90.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.0%	56.4%	59.3%	57.9%	58.1%	57.6%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.1%	28.6%	28.0%	29.5%	30.5%	28.9%	30.0%

CAY combined ratio ex Cats	86.1%	85.0%	87.3%	87.4%	88.6%	86.5%	88.6%

Other ratios
Net premiums written/gross premiums written	81%	81%	83%	81%	79%	82%	80%
Expense ratio	29.0%	28.7%	28.1%	29.5%	30.5%	28.8%	30.0%
Expense ratio excluding A&H	27.2%	26.7%	26.2%	27.7%	28.6%	26.9%	28.0%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$4	$7	$(20)	$—	$(14)	$(9)	$(12)
Catastrophe losses—pre-tax	$288	$922	$1,775	$229	$415	$3,214	$1,167
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(192)	$(164)	$75	$(104)	$(196)	$(385)	$(712)

(1)

Full year 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $29 million of return premiums in North America Personal P&C Insurance.

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31 2020	September 30 2020	June 30 2020	March 31 2020	December 31 2019
Assets
Fixed maturities available for sale, at fair value	$90,699	$89,852	$86,712	$81,523	$85,488
Fixed maturities held to maturity, at amortized cost	11,653	11,651	11,845	12,022	12,581
Equity securities, at fair value	4,027	3,088	2,394	2,068	812
Short-term investments, at fair value	4,345	4,660	4,003	3,586	4,291
Other investments	7,945	6,796	5,923	6,075	6,062

	118,669	116,047	110,877	105,274	109,234
Cash	1,747	1,707	1,557	1,512	1,537
Securities lending collateral	1,844	1,851	1,832	1,342	994
Insurance and reinsurance balances receivable	10,480	10,588	10,853	10,058	10,357
Reinsurance recoverable on losses and loss expenses	15,592	15,670	15,207	14,898	15,181
Deferred policy acquisition costs	5,402	5,275	5,243	5,162	5,242
Value of business acquired	263	286	290	289	306
Prepaid reinsurance premiums	2,769	2,760	2,725	2,570	2,647
Goodwill and other intangible assets	21,211	21,103	21,093	20,873	21,359
Investments in partially-owned insurance companies	2,813	2,534	1,364	1,346	1,332
Other assets	9,984	9,965	10,433	9,793	8,754

Total assets	$190,774	$187,786	$181,474	$173,117	$176,943

Liabilities
Unpaid losses and loss expenses	$67,811	$67,905	$65,699	$62,214	$62,690
Unearned premiums	17,652	17,502	17,081	16,459	16,771
Future policy benefits	5,713	5,519	5,451	5,326	5,373
Insurance and reinsurance balances payable	6,708	6,420	6,249	6,084	6,184
Securities lending payable	1,844	1,851	1,832	1,342	994
Accounts payable, accrued expenses, and other liabilities	15,457	14,923	14,442	13,913	13,630
Deferred tax liabilities	892	815	696	473	804
Short-term and long-term debt	14,948	16,130	14,956	14,810	14,858
Trust preferred securities	308	308	308	308	308

Total liabilities	131,333	131,373	126,714	120,929	121,612
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	56,572	54,557	53,662	54,281	54,712
Accumulated other comprehensive income (loss) (AOCI)	2,869	1,856	1,098	(2,093)	619

Total shareholders’ equity	59,441	56,413	54,760	52,188	55,331

Total liabilities and shareholders’ equity	$190,774	$187,786	$181,474	$173,117	$176,943

Book value per common share	$131.88	$124.98	$121.32	$115.62	$122.42
% change over prior quarter	5.5%	3.0%	4.9%	-5.6%	1.7%
Tangible book value per common share	$87.69	$81.11	$77.49	$72.27	$78.14
% change over prior quarter	8.1%	4.7%	7.2%	-7.5%	2.5%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	4Q-20	4Q-19	% Change	Constant $ % Change	Full Year 2020	Full Year 2019	% Change	Constant $ % Change	C$ adjusted for COVID-19 exposures % Change (1)
Net premiums written
Commercial multiple peril (2)	$269	$258	4.4%	4.4%	$1,047	$983	6.6%	6.6%	7.1%
Commercial casualty	1,636	1,474	11.0%	10.2%	6,177	5,654	9.2%	9.3%	10.4%
Workers’ compensation	530	561	-5.6%	-5.6%	2,015	2,098	-4.0%	-4.0%	1.8%
Professional liability	1,189	1,021	16.5%	15.8%	4,201	3,697	13.6%	14.0%	14.0%
Surety	137	163	-16.2%	-14.2%	531	639	-16.9%	-14.5%	-14.5%
Property and other short-tail lines	1,283	1,058	21.3%	20.6%	5,231	4,468	17.1%	18.3%	18.3%

Total Commercial P&C	5,044	4,535	11.2%	10.8%	19,202	17,539	9.5%	10.0%	11.0%
Agriculture	242	276	-12.2%	-12.2%	1,846	1,810	2.0%	2.0%	2.0%
Personal automobile	376	448	-15.9%	-13.2%	1,550	1,786	-13.2%	-10.0%	-8.3%
Personal homeowners	919	867	6.0%	6.1%	3,627	3,513	3.2%	3.5%	3.5%
Personal other	419	391	7.4%	5.0%	1,656	1,514	9.4%	9.8%	9.8%

Total Personal lines	1,714	1,706	0.5%	0.9%	6,833	6,813	0.3%	1.5%	1.9%
Total Property and Casualty lines	7,000	6,517	7.4%	7.2%	27,881	26,162	6.6%	7.2%	8.0%
Global A&H lines (3)	928	1,060	-12.4%	-13.0%	3,859	4,315	-10.6%	-9.7%	-9.7%
Reinsurance lines	125	109	14.4%	12.9%	731	649	12.6%	12.1%	12.1%
Life	357	311	14.5%	15.0%	1,349	1,149	17.4%	18.4%	18.4%

Total consolidated	$8,410	$7,997	5.2%	4.9%	$33,820	$32,275	4.8%	5.5%	6.1%

(1)

Full year 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $29 million of return premiums in North America Personal P&C Insurance.

(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results—Three months ended December 31, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,724	$1,201	$242	$2,478	$125	$—	$7,770	$640	$8,410
Net premiums earned	3,537	1,243	381	2,447	178	—	7,786	644	8,430
Adjusted losses and loss expenses	2,006	781	321	1,320	121	93	4,642	168	4,810
Adjusted policy benefits	—	—	—	—	—	—	—	184	184
Policy acquisition costs	490	250	27	665	47	—	1,479	215	1,694
Administrative expenses	255	71	(3)	275	9	89	696	82	778

Underwriting income (loss)	786	141	36	187	1	(182)	969	(5)	964
Adjusted net investment income	517	65	7	138	93	4	824	100	924
Other income (expense)—operating	(4)	(1)	—	(3)	(1)	2	(7)	22	15
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(50)	(72)	(1)	(73)

Segment income (loss)	$1,299	$202	$36	$310	$93	$(226)	$1,714	$116	$1,830

Adjusted interest expense						(131)			(131)
Income tax expense						(259)			(259)

Core operating income (loss)						(616)			1,440
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $3 million tax benefit						(18)			(18)
Adjusted net realized gains (losses), net of $78 million tax (1)						996			996

Net income						$362			$2,418

Combined ratio	77.8%*	88.6%	90.5%	92.4%*	99.6%		87.6%
CAY combined ratio ex Cats	83.9%	79.3%	91.1%	89.5%	81.3%		86.4%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

*

While there was no change to the previously reported aggregate P&C COVID-19 incurred loss charge from June 30, 2020, there was a reallocation of losses between divisions resulting in a decrease of 1.4 percentage points to the combined ratio for North America Commercial P&C Insurance and an increase of 2.0 percentage points to the combined ratio for Overseas General Insurance.

Consol Results—QTD 2020	Page 7

Chubb Limited

Consolidated Results—Full Year 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$14,474	$4,920	$1,846	$9,335	$731	$—	$31,306	$2,514	$33,820
Net premiums earned	13,964	4,866	1,822	9,285	698	—	30,635	2,482	33,117
Adjusted losses and loss expenses	10,129	3,187	1,544	5,255	435	435	20,985	724	21,709
Adjusted policy benefits	—	—	—	—	—	—	—	726	726
Policy acquisition costs	1,942	974	123	2,568	174	—	5,781	766	6,547
Administrative expenses	1,006	270	9	1,034	37	303	2,659	320	2,979

Underwriting income (loss)	887	435	146	428	52	(738)	1,210	(54)	1,156
Adjusted net investment income	2,061	260	30	534	307	29	3,221	385	3,606
Other income (expense)—operating	(23)	(5)	(1)	(13)	(2)	(30)	(74)	74	—
Amortization expense of purchased intangibles	—	(11)	(27)	(45)	—	(203)	(286)	(4)	(290)

Segment income (loss)	$2,925	$679	$148	$904	$357	$(942)	$4,071	$401	$4,472

Adjusted interest expense						(537)			(537)
Income tax expense						(622)			(622)

Core operating income (loss)						(2,101)			3,313
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $17 million tax benefit						(78)			(78)
Adjusted net realized gains (losses), net of $24 million tax (1)						298			298

Net income (loss)						$(1,881)			$3,533

Combined ratio	93.7%	91.1%	92.0%	95.4%	92.5%		96.1%
CAY combined ratio ex Cats	85.3%	78.7%	90.5%	89.4%	80.1%		86.7%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—FY 2020	Page 8

Chubb Limited

Consolidated Results—Three months ended December 31, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,438	$1,171	$276	$2,381	$109	$—	$7,375	$622	$7,997
Net premiums earned	3,262	1,185	421	2,287	167	—	7,322	613	7,935
Adjusted losses and loss expenses	1,968	865	453	1,221	107	75	4,689	176	4,865
Adjusted policy benefits	—	—	—	—	—	—	—	201	201
Policy acquisition costs	454	240	(6)	646	42	—	1,376	166	1,542
Administrative expenses	273	75	(3)	262	9	108	724	86	810

Underwriting income (loss)	567	5	(23)	158	9	(183)	533	(16)	517
Adjusted net investment income	525	64	8	144	73	8	822	95	917
Other income (expense)—operating	(7)	(1)	—	(1)	(1)	(6)	(16)	11	(5)
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(55)	(76)	—	(76)

Segment income (loss)	$1,085	$65	$(22)	$290	$81	$(236)	$1,263	$90	$1,353

Adjusted interest expense						(140)			(140)
Income tax expense						(173)			(173)

Core operating income (loss)						(549)			1,040
Chubb integration expenses, net of $2 million tax benefit						(12)			(12)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $4 million tax benefit						(25)			(25)
Adjusted net realized gains (losses), net of $2 million tax (1)						170			170

Net income (loss)						$(416)			$1,173

Combined ratio	82.6%	99.6%	105.4%	93.1%	94.6%		92.7%
CAY combined ratio ex Cats	86.4%	81.4%	113.9%	91.2%	83.3%		90.0%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2019	Page 9

Chubb Limited

Consolidated Results—Full Year 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$13,375	$4,787	$1,810	$9,262	$649	$—	$29,883	$2,392	$32,275
Net premiums earned	12,922	4,694	1,795	8,882	654	—	28,947	2,343	31,290
Adjusted losses and loss expenses	8,206	3,043	1,616	4,606	352	158	17,981	757	18,738
Adjusted policy benefits	—	—	—	—	—	—	—	696	696
Policy acquisition costs	1,831	948	84	2,501	169	—	5,533	620	6,153
Administrative expenses	1,028	286	6	1,033	35	319	2,707	323	3,030

Underwriting income (loss)	1,857	417	89	742	98	(477)	2,726	(53)	2,673
Adjusted net investment income	2,109	258	30	588	279	36	3,300	373	3,673
Other income (expense)—operating	(24)	(3)	(1)	(12)	(1)	(24)	(65)	48	(17)
Amortization expense of purchased intangibles	—	(12)	(28)	(45)	—	(218)	(303)	(2)	(305)

Segment income (loss)	$3,942	$660	$90	$1,273	$376	$(683)	$5,658	$366	$6,024

Adjusted interest expense						(573)			(573)
Income tax expense						(810)			(810)

Core operating income (loss)						(2,066)			4,641
Chubb integration expenses, net of $4 million tax benefit						(19)			(19)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $26 million tax benefit						(114)			(114)
Adjusted net realized gains (losses), net of $15 million tax (1)						(54)			(54)

Net income (loss)						$(2,253)			$4,454

Combined ratio	85.6%	91.1%	95.1%	91.6%	85.0%		90.6%
CAY combined ratio ex Cats	87.4%	81.4%	99.1%	90.9%	82.1%		89.2%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—FY 2019	Page 10

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						Full Year	Full Year
	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Gross premiums written	$4,780	$4,841	$4,401	$4,211	$4,576	$18,233	$17,604
Net premiums written	3,724	3,778	3,720	3,252	3,438	14,474	13,375
Net premiums earned	3,537	3,456	3,595	3,376	3,262	13,964	12,922
Losses and loss expenses	2,006	2,444	3,498	2,181	1,968	10,129	8,206
Policy acquisition costs	490	489	471	492	454	1,942	1,831
Administrative expenses	255	243	249	259	273	1,006	1,028

Underwriting income (loss)	786	280	(623)	444	567	887	1,857
Adjusted net investment income	517	510	509	525	525	2,061	2,109
Other income (expense)—operating	(4)	(7)	(6)	(6)	(7)	(23)	(24)

Segment income (loss)	$1,299	$783	$(120)	$963	$1,085	$2,925	$3,942

CAY underwriting income ex Cats	$568	$527	$504	$457	$445	$2,056	$1,629
Combined ratio
Loss and loss expense ratio	56.7%*	70.7%	97.3%	64.6%	60.3%	72.5%	63.5%
Policy acquisition cost ratio	13.9%	14.2%	13.1%	14.6%	13.9%	14.0%	14.2%
Administrative expense ratio	7.2%	7.0%	6.9%	7.6%	8.4%	7.2%	7.9%

Combined ratio	77.8%	91.9%	117.3%	86.8%	82.6%	93.7%	85.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	62.8%	63.8%	66.1%	64.2%	64.0%	64.2%	65.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	21.1%	21.1%	19.9%	22.3%	22.4%	21.1%	22.1%

CAY combined ratio ex Cats	83.9%	84.9%	86.0%	86.5%	86.4%	85.3%	87.4%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$(3)	$—	$—	$(3)	$—
Catastrophe losses—pre-tax	$33	$447	$1,270	$118	$102	$1,868	$421
Favorable prior period development (PPD)—pre-tax	$(251)	$(200)	$(146)	$(105)	$(224)	$(702)	$(649)
% Change versus prior year period
Net premiums written	8.3%	9.4%	5.3%	10.2%	9.4%	8.2%	7.1%
Net premiums written—Commercial	10.0%	11.2%	6.9%	10.6%		9.6%
Net premiums written—Consumer	-19.1%	-18.1%	-20.3%	3.8%		-13.8%
Net premiums written adjusted for COVID-19 exposures (1)			9.8%			9.4%
Net premiums earned	8.4%	8.5%	6.1%	9.4%	6.0%	8.1%	4.2%
Other ratios
Net premiums written/gross premiums written	78%	78%	85%	77%	75%	79%	76%
Production by Size—Net premiums written (2)
Major Accounts & Specialty	$2,229	$2,294	$2,350	$1,874	$2,049	$8,747	$7,991
Commercial	1,495	1,484	1,370	1,378	1,389	5,727	5,384

Total	$3,724	$3,778	$3,720	$3,252	$3,438	$14,474	$13,375

*

While there was no change to the previously reported aggregate P&C COVID-19 incurred loss charge from June 30, 2020, there was a reallocation of losses between divisions resulting in a decrease of 1.4 percentage points to the loss ratio for North America Commercial P&C Insurance and an increase of 2.0 percentage points to the loss ratio for Overseas General Insurance.

(1)	Full year 2020 net premiums written were adversely impacted by COVID-19 including $160 million recorded in Q2 2020 of exposure adjustments on in-force policies.
(2)

Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts. Certain 2019 businesses, previously reported within Commercial, are now reported within Major Accounts & Specialty to align with 2020 reporting. The reclassifications are immaterial and have no impact to total reported North America Commercial P&C Insurance segment net premiums written.

NA Commercial	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year	Full Year
	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Gross premiums written	$1,348	$1,448	$1,511	$1,265	$1,349	$5,572	$5,461
Net premiums written	1,201	1,285	1,327	1,107	1,171	4,920	4,787
Net premiums earned	1,243	1,231	1,192	1,200	1,185	4,866	4,694
Losses and loss expenses	781	961	762	683	865	3,187	3,043
Policy acquisition costs	250	248	231	245	240	974	948
Administrative expenses	71	65	66	68	75	270	286

Underwriting income (loss)	141	(43)	133	204	5	435	417
Net investment income	65	64	65	66	64	260	258
Other income (expense)—operating	(1)	(1)	(1)	(2)	(1)	(5)	(3)
Amortization expense of purchased intangibles	(3)	(2)	(3)	(3)	(3)	(11)	(12)

Segment income	$202	$18	$194	$265	$65	$679	$660

CAY underwriting income ex Cats	$254	$310	$242	$226	$223	$1,032	$876
Combined ratio
Loss and loss expense ratio	62.8%	78.1%	63.8%	57.0%	73.0%	65.5%	64.8%
Policy acquisition cost ratio	20.1%	20.1%	19.4%	20.4%	20.3%	20.0%	20.2%
Administrative expense ratio	5.7%	5.3%	5.6%	5.6%	6.3%	5.6%	6.1%

Combined ratio	88.6%	103.5%	88.8%	83.0%	99.6%	91.1%	91.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.4%	49.2%	54.7%	55.1%	55.1%	53.1%	55.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.9%	25.6%	24.9%	26.1%	26.3%	25.6%	26.3%

CAY combined ratio ex Cats	79.3%	74.8%	79.6%	81.2%	81.4%	78.7%	81.4%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$(1)	$—	$(11)	$(1)	$(11)
Catastrophe losses—pre-tax	$98	$305	$109	$21	$214	$533	$543
Unfavorable (favorable) prior period development (PPD)—pre-tax	$15	$48	$(1)	$1	$(7)	$63	$(95)
% Change versus prior year period
Net premiums written	2.5%	2.8%	1.4%	4.8%	9.2%	2.8%	2.4%
Net premiums earned	4.9%	3.8%	2.1%	3.9%	4.8%	3.7%	2.2%
Other ratios
Net premiums written/gross premiums written	89%	89%	88%	88%	87%	88%	88%

NA Personal	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						Full Year	Full Year
	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Gross premiums written	$312	$1,332	$652	$220	$282	$2,516	$2,415
Net premiums written	242	986	461	157	276	1,846	1,810
Net premiums earned	381	971	376	94	421	1,822	1,795
Adjusted losses and loss expenses (1)	321	845	313	65	453	1,544	1,616
Policy acquisition costs	27	56	29	11	(6)	123	84
Administrative expenses	(3)	5	3	4	(3)	9	6

Underwriting income (loss)	36	65	31	14	(23)	146	89
Net investment income	7	7	7	9	8	30	30
Other income (expense)—operating	—	—	(1)	—	—	(1)	(1)
Amortization expense of purchased intangibles	(7)	(7)	(6)	(7)	(7)	(27)	(28)

Segment income (loss)	$36	$65	$31	$16	$(22)	$148	$90

CAY underwriting income (loss) ex Cats	$34	$93	$37	$8	$(59)	$172	$17
Combined ratio
Loss and loss expense ratio	84.1%	87.1%	83.1%	69.6%	107.6%	84.7%	90.1%
Policy acquisition cost ratio	7.0%	5.8%	7.8%	11.1%	-1.5%	6.8%	4.7%
Administrative expense ratio	-0.6%	0.4%	0.9%	4.1%	-0.7%	0.5%	0.3%

Combined ratio	90.5%	93.3%	91.8%	84.8%	105.4%	92.0%	95.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	86.3%	84.2%	81.5%	76.2%	113.6%	83.7%	93.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	4.8%	6.2%	8.7%	14.7%	0.3%	6.8%	5.6%

CAY combined ratio ex Cats	91.1%	90.4%	90.2%	90.9%	113.9%	90.5%	99.1%

Catastrophe reinstatement premiums expensed—pre-tax	$(1)	$—	$—	$—	$—	$(1)	$—
Catastrophe losses—pre-tax	$11	$10	$6	$8	$1	$35	$8
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(14)	$18	$—	$(14)	$(37)	$(10)	$(80)
% Change versus prior year period
Net premiums written	-12.2%	5.0%	-1.1%	21.2%	40.4%	2.0%	14.8%
Net premiums earned	-9.4%	3.2%	-0.5%	71.8%	32.4%	1.5%	14.4%
Other ratios
Net premiums written/gross premiums written	78%	74%	71%	71%	98%	73%	75%

(1)	Includes Realized gains (losses) on crop derivatives

NA Agriculture	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

							Full Year	Full Year
		4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Gross premiums written		$3,001	$2,756	$2,561	$3,131	$2,964	$11,449	$11,408
Net premiums written		2,478	2,238	2,021	2,598	2,381	9,335	9,262
Net premiums earned		2,447	2,337	2,194	2,307	2,287	9,285	8,882
Losses and loss expenses		1,320	1,192	1,485	1,258	1,221	5,255	4,606
Policy acquisition costs		665	637	624	642	646	2,568	2,501
Administrative expenses		275	260	241	258	262	1,034	1,033

Underwriting income (loss)		187	248	(156)	149	158	428	742
Adjusted net investment income		138	130	121	145	144	534	588
Other income (expense)—operating		(3)	(1)	(5)	(4)	(1)	(13)	(12)
Amortization expense of purchased intangibles		(12)	(10)	(11)	(12)	(11)	(45)	(45)

Segment income (loss)		$310	$367	$(51)	$278	$290	$904	$1,273

CAY underwriting income ex Cats		$258	$283	$207	$235	$202	$983	$806
Combined ratio
Loss and loss expense ratio		53.9%*	51.0%	67.7%	54.5%	53.3%	56.6%	51.9%
Policy acquisition cost ratio		27.2%	27.3%	28.4%	27.8%	28.3%	27.7%	28.1%
Administrative expense ratio		11.3%	11.1%	11.0%	11.2%	11.5%	11.1%	11.6%

Combined ratio		92.4%	89.4%	107.1%	93.5%	93.1%	95.4%	91.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats		51.0%	49.5%	51.6%	50.8%	51.5%	50.7%	51.2%
CAY policy acquisition cost and administrative expense ratio ex Cats		38.5%	38.4%	39.1%	39.0%	39.7%	38.7%	39.7%

CAY combined ratio ex Cats		89.5%	87.9%	90.7%	89.8%	91.2%	89.4%	90.9%

Catastrophe reinstatement premiums (expensed) collected—pre-tax		$1	$—	$(16)	$—	$(4)	$(15)	$(4)
Catastrophe losses—pre-tax		$122	$95	$383	$90	$83	$690	$152
Favorable prior period development (PPD)—pre-tax		$(50)	$(60)	$(36)	$(4)	$(43)	$(150)	$(92)
% Change versus prior year period
Net premiums written		4.1%	0.5%	-10.5%	8.5%	6.3%	0.8%	4.0%
Net premiums written—Commercial		14.2%	10.4%	-1.6%	12.1%		9.1%
Net premiums written—Consumer		-8.0%	-10.9%	-19.6%	3.8%		-8.9%
Net premiums written adjusted for COVID-19 exposures (1)				-9.4%			1.1%
Net premiums earned		7.0%	3.6%	-1.5%	9.2%	4.6%	4.5%	3.1%
Net premiums written constant $		3.3%	2.8%	-5.1%	9.7%	8.8%	2.9%	8.4%
Net premiums written adjusted for COVID-19 exposures (1)				-4.0%			3.2%
Net premiums earned constant $		6.0%	5.7%	4.2%	10.5%	6.9%	6.6%	7.6%
Other ratios
Net premiums written/gross premiums written		83%	81%	79%	83%	80%	82%	81%

Production by Region—Net premiums written				Constant $	Full Year	Full Year		Constant $
	4Q-20	4Q-19	% Change	% Change	2020	2019	% Change	% Change
Europe	$1,105	$933	18.4%	13.0%	$4,099	$3,631	12.9%	12.1%
Latin America	514	620	-17.1%	-9.8%	1,928	2,277	-15.3%	-6.7%
Asia	762	762	0.0%	-3.0%	2,965	3,021	-1.9%	-1.9%
Other (2)	97	66	48.6%	47.1%	343	333	3.2%	4.2%

Total	$2,478	$2,381	4.1%	3.3%	$9,335	$9,262	0.8%	2.9%

*

While there was no change to the previously reported aggregate P&C COVID-19 incurred loss charge from June 30, 2020, there was a reallocation of losses between divisions resulting in a decrease of 1.4 percentage points to the loss ratio for North America Commercial P&C Insurance and an increase of 2.0 percentage points to the loss ratio for Overseas General Insurance.

(1)	Full year 2020 net premiums written were adversely impacted by COVID-19 including $24 million recorded in Q2 2020 of exposure adjustments on in-force policies.
(2)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						Full Year	Full Year
	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Gross premiums written	$130	$198	$262	$242	$111	$832	$719
Net premiums written	125	181	207	218	109	731	649
Net premiums earned	178	171	163	186	167	698	654
Losses and loss expenses	121	154	73	87	107	435	352
Policy acquisition costs	47	40	42	45	42	174	169
Administrative expenses	9	9	9	10	9	37	35

Underwriting income (loss)	1	(32)	39	44	9	52	98
Adjusted net investment income	93	85	60	69	73	307	279
Other income (expense)—operating	(1)	—	(1)	—	(1)	(2)	(1)

Segment income	$93	$53	$98	$113	$81	$357	$376

CAY underwriting income ex Cats	$33	$30	$36	$37	$28	$136	$117
Combined ratio
Loss and loss expense ratio	68.3%	89.6%	45.5%	46.5%	64.2%	62.3%	53.9%
Policy acquisition cost ratio	25.9%	23.5%	25.5%	24.5%	24.7%	24.9%	25.7%
Administrative expense ratio	5.4%	5.2%	5.6%	5.1%	5.7%	5.3%	5.4%

Combined ratio	99.6%	118.3%	76.6%	76.1%	94.6%	92.5%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.3%	49.7%	46.8%	50.4%	52.5%	49.1%	50.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	32.0%	31.1%	31.4%	29.6%	30.8%	31.0%	31.5%

CAY combined ratio ex Cats	81.3%	80.8%	78.2%	80.0%	83.3%	80.1%	82.1%

Catastrophe reinstatement premiums collected—pre-tax	$3	$7	$—	$—	$1	$10	$3
Catastrophe losses—pre-tax	$35	$75	$13	$—	$16	$123	$51
Unfavorable (favorable) prior period development (PPD)—pre-tax	$—	$(6)	$(16)	$(7)	$4	$(29)	$(29)
% Change versus prior year period
Net premiums written as reported	14.4%	28.4%	4.6%	8.4%	-6.0%	12.6%	-3.2%
Net premiums earned as reported	6.5%	6.7%	2.9%	10.4%	-5.8%	6.7%	-2.3%
Net premiums written constant $	12.9%	27.2%	4.9%	7.9%	-4.8%	12.1%	-1.7%
Net premiums earned constant $	5.1%	5.4%	4.0%	10.2%	-5.0%	6.2%	-0.8%
Other ratios
Net premiums written/gross premiums written	96%	91%	79%	90%	99%	88%	90%

Global Reinsurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

							Full Year	Full Year
		4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Gross premiums written		$678	$645	$653	$683	$652	$2,659	$2,517
Net premiums written		640	610	619	645	622	2,514	2,392
Net premiums earned		644	599	608	631	613	2,482	2,343
Losses and loss expenses		168	183	171	202	176	724	757
Adjusted policy benefits		184	174	183	185	201	726	696
Policy acquisition costs		215	175	196	180	166	766	620
Administrative expenses		82	80	82	76	86	320	323
Net investment income		100	95	95	95	95	385	373

Life Insurance underwriting income (1)		95	82	71	83	79	331	320
Other income (expense)—operating		22	23	17	12	11	74	48
Amortization expense of purchased intangibles		(1)	(1)	(1)	(1)	—	(4)	(2)

Segment income		$116	$104	$87	$94	$90	$401	$366

% Change versus prior year period
Net premiums written		3.0%	-0.4%	7.0%	11.4%	6.9%	5.1%	5.3%
Net premiums earned		5.0%	0.0%	6.5%	12.6%	6.6%	5.9%	5.6%
Net premiums written constant $		3.1%	0.2%	8.5%	11.3%	6.8%	5.6%	6.4%
Net premiums earned constant $		5.2%	0.7%	8.0%	12.5%	6.5%	6.5%	6.6%

(1)   We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	Full Year	Full Year		Constant $
	4Q-20	4Q-19	% Change	% Change	2020	2019	% Change	% Change
International life insurance net premiums written	$333	$266	25.1%	25.8%	$1,198	$981	22.1%	23.4%
International life insurance deposits (2)	444	404	9.8%	5.0%	1,559	1,463	6.5%	3.7%

Total international life insurance net premiums written and deposits	$777	$670	15.9%	13.0%	$2,757	$2,444	12.8%	11.4%

International life insurance segment income	$32	$36	-9.2%	-7.0%	$166	$152	9.4%	10.8%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						Full Year	Full Year
	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Gross premiums written	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—
Losses and loss expenses	93	55	276	11	75	435	158
Policy acquisition costs	—	—	—	—	—	—	—
Administrative expenses	89	71	77	66	108	303	319

Underwriting loss	(182)	(126)	(353)	(77)	(183)	(738)	(477)
Adjusted net investment income	4	9	8	8	8	29	36
Other income (expense)—operating	2	(7)	(9)	(16)	(6)	(30)	(24)
Adjusted interest expense	(131)	(135)	(134)	(137)	(140)	(537)	(573)
Amortization expense of purchased intangibles	(50)	(52)	(51)	(50)	(55)	(203)	(218)
Income tax (expense) benefit	(259)	(172)	46	(237)	(173)	(622)	(810)

Core operating loss	(616)	(483)	(493)	(509)	(549)	(2,101)	(2,066)
Chubb integration expenses, net of tax	—	—	—	—	(12)	—	(19)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(18)	(19)	(19)	(22)	(25)	(78)	(114)
Adjusted net realized gains (losses), net of tax (1)	996	306	(58)	(946)	170	298	(54)

Net income (loss)	$362	$(196)	$(570)	$(1,477)	$(416)	$(1,881)	$(2,253)

Unfavorable prior period development (PPD)—pre-tax	$94	$54	$274	$11	$74	$433	$153

(1)	Includes Net realized gains (losses) related to unconsolidated entities

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Losses and loss expenses incurred	5,758	1,043	4,715
Losses and loss expenses paid	(5,581)	(1,489)	(4,092)	87%
Other (incl. foreign exch. revaluation)	(115)	(28)	(87)

Balance at June 30, 2019	$63,205	$14,233	$48,972
Losses and loss expenses incurred	6,783	1,731	5,052
Losses and loss expenses paid	(6,751)	(1,568)	(5,183)	103%
Other (incl. foreign exch. revaluation)	(225)	(64)	(161)

Balance at September 30, 2019	$63,012	$14,332	$48,680
Losses and loss expenses incurred	5,855	990	4,865
Losses and loss expenses paid	(6,382)	(1,203)	(5,179)	106%
Other (incl. foreign exch. revaluation)	205	62	143

Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Losses and loss expenses incurred	7,825	1,248	6,577
Losses and loss expenses paid	(4,874)	(1,024)	(3,850)	59	% (1)
Other (incl. foreign exch. revaluation)	534	97	437

Balance at June 30, 2020	$65,699	$14,361	$51,338
Losses and loss expenses incurred	7,288	1,453	5,835
Losses and loss expenses paid	(5,342)	(1,084)	(4,258)	73%
Other (incl. foreign exch. revaluation)	260	37	223

Balance at September 30, 2020	$67,905	$14,767	$53,138
Losses and loss expenses incurred	6,029	1,216	4,813
Losses and loss expenses paid	(6,492)	(1,421)	(5,071)	105%
Other (incl. foreign exch. revaluation)	369	85	284

Balance at December 31, 2020	$67,811	$14,647	$53,164
Add net recoverable on paid losses	—	945	(945)

Balance including net recoverable on paid losses	$67,811	$15,592	$52,219

(1)

The losses and loss expenses incurred increased $2.1 billion in Q2 2020, principally reflecting the significant catastrophe events in the period, principally COVID-19, and resulting in the 59% net paid to incurred ratio for Q2 2020.

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	December 31	September 30	June 30	March 31	December 31
	2020	2020	2020	2020	2019
Reinsurance recoverable on paid losses and loss expenses
Active operations	$789	$784	$736	$748	$887
Brandywine and Other Run-off	213	184	173	177	189

Total	$1,002	$968	$909	$925	$1,076

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,629	$13,707	$13,315	$13,088	$13,223
Brandywine and Other Run-off	1,275	1,315	1,286	1,190	1,198

Total	$14,904	$15,022	$14,601	$14,278	$14,421

Gross reinsurance recoverable
Active operations	$14,418	$14,491	$14,051	$13,836	$14,110
Brandywine and Other Run-off	1,488	1,499	1,459	1,367	1,387

Total	$15,906	$15,990	$15,510	$15,203	$15,497

Provision for uncollectible reinsurance (1)
Active operations	$(178)	$(185)	$(177)	$(176)	$(180)
Brandywine and Other Run-off	(136)	(135)	(126)	(129)	(136)

Total	$(314)	$(320)	$(303)	$(305)	$(316)

Net reinsurance recoverable
Active operations	$14,240	$14,306	$13,874	$13,660	$13,930
Brandywine and Other Run-off	1,352	1,364	1,333	1,238	1,251

Total	$15,592	$15,670	$15,207	$14,898	$15,181

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.5 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2020		2020		2020		2020		2019
Market Value
Fixed maturities available for sale	$90,699		$89,852		$86,712		$81,523		$85,488
Fixed maturities held to maturity	12,510		12,473		12,620		12,468		13,005
Short-term investments	4,345		4,660		4,003		3,586		4,291

Total fixed maturities	$107,554		$106,985		$103,335		$97,577		$102,784

Asset Allocation by Market Value
U.S. Treasury / Agency	$4,122	4%	$4,100	4%	$4,190	4%	$4,296	4%	$4,630	5%
Corporate and asset-backed securities	38,769	36%	37,712	35%	36,345	35%	32,990	33%	34,259	33%
Mortgage-backed securities	20,616	19%	21,590	20%	20,529	20%	20,252	21%	21,588	21%
Municipal	11,943	11%	12,267	12%	12,291	12%	12,266	13%	12,824	12%
Non-U.S.	27,759	26%	26,656	25%	25,977	25%	24,187	25%	25,192	25%
Short-term investments	4,345	4%	4,660	4%	4,003	4%	3,586	4%	4,291	4%

Total fixed maturities	$107,554	100%	$106,985	100%	$103,335	100%	$97,577	100%	$102,784	100%

Credit Quality by Market Value
AAA	$15,622	15%	$16,177	15%	$15,411	15%	$14,577	15%	$15,714	15%
AA	36,125	33%	36,759	34%	35,600	35%	35,437	36%	37,504	37%
A	19,712	18%	19,359	18%	19,703	19%	18,375	19%	19,236	19%
BBB	17,542	16%	17,009	16%	15,690	15%	13,617	14%	13,650	13%
BB	9,699	9%	9,609	9%	9,302	9%	8,661	9%	9,474	9%
B	8,267	8%	7,466	7%	7,124	7%	6,487	7%	6,897	7%
Other	587	1%	606	1%	505	0%	423	0%	309	0%

Total fixed maturities	$107,554	100%	$106,985	100%	$103,335	100%	$97,577	100%	$102,784	100%

Cost/Amortized Cost, net
Fixed maturities available for sale (1)	$85,168		$85,167		$82,671		$80,776		$82,580
Fixed maturities held to maturity (1)	11,653		11,651		11,845		12,022		12,581
Short-term investments (1)	4,349		4,662		4,002		3,582		4,291

Subtotal fixed maturities	101,170		101,480		98,518		96,380		99,452
Equity securities	4,027		3,088		2,394		2,068		812
Other investments	7,945		6,796		5,923		6,075		6,062

Total investment portfolio	$113,142		$111,364		$106,835		$104,523		$106,326

Avg. duration of fixed maturities	4.0 years		4.0 years		4.0 years		3.9 years		3.8 years
Avg. market yield of fixed maturities	1.7%		1.9%		2.2%		3.0%		2.7%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (2)	3.3%		3.3%		3.3%		3.5%		3.5%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at December 31, 2020
Agency residential mortgage-backed securities (RMBS)	$126	$16,886	$—	$—	$—	$17,012
Non-agency RMBS	123	39	84	20	10	276
Commercial mortgage-backed securities	2,878	284	151	12	3	3,328

Total mortgage-backed securities at market value	$3,127	$17,209	$235	$32	$13	$20,616

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2020		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,454	$504	$34	$35	$4,027
Banks		—	12	1,942	2,187	4,141
Basic Materials		—	—	78	260	338
Communications		—	223	459	1,436	2,118
Consumer, Cyclical		—	282	507	782	1,571
Consumer, Non-Cyclical		55	552	1,678	2,008	4,293
Diversified Financial Services		7	230	415	429	1,081
Energy		—	92	210	718	1,020
Industrial		—	13	951	955	1,919
Utilities		—	3	1,134	469	1,606
All Others		253	481	1,630	1,183	3,547

Total		$3,769	$2,392	$9,038	$10,462	$25,661

Market Value at December 31, 2020			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$7	$19	$3	$29
Banks			—	—	—	—
Basic Materials			317	262	1	580
Communications			937	831	67	1,835
Consumer, Cyclical			1,010	1,094	140	2,244
Consumer, Non-Cyclical			1,323	1,513	77	2,913
Diversified Financial Services			214	108	7	329
Energy			817	355	24	1,196
Industrial			794	867	18	1,679
Utilities			400	43	2	445
All Others			862	953	43	1,858

Total			$6,681	$6,045	$382	$13,108

Investments 2	Page 21

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2020

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$—	$1,085	$—	$—	$—	$1,085
Canada	992	—	—	—	—	992
United Kingdom	—	907	—	—	—	907
Province of Ontario	—	—	728	—	—	728
Kingdom of Thailand	—	—	637	—	—	637
United Mexican States	—	—	—	558	—	558
Province of Quebec	—	530	—	—	—	530
Federative Republic of Brazil	—	—	—	—	509	509
Commonwealth of Australia	470	—	1	—	—	471
Socialist Republic of Vietnam	—	—	—	—	394	394
Other Non-U.S. Government Securities	569	2,017	1,213	941	1,004	5,744

Total	$2,031	$4,539	$2,579	$1,499	$1,907	$12,555

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$68	$40	$840	$999	$475	$2,422
Canada	103	244	467	605	415	1,834
United States (1)	—	—	209	298	733	1,240
France	9	48	680	382	64	1,183
Australia	107	204	327	254	24	916
Netherlands	54	98	218	147	117	634
Germany	117	43	118	285	62	625
Japan	—	7	528	67	—	602
Switzerland	54	7	270	196	33	560
China	—	—	283	97	79	459
Other Non-U.S. Corporate Securities	372	399	1,052	1,754	1,152	4,729

Total	$884	$1,090	$4,992	$5,084	$3,154	$15,204

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2020	Market Value	Rating
1	Wells Fargo & Co	$764	BBB+
2	Bank of America Corp	689	A-
3	JP Morgan Chase & Co	646	A-
4	Comcast Corp	528	A-
5	Morgan Stanley	466	BBB+
6	Citigroup Inc	443	BBB+
7	Verizon Communications Inc	418	BBB+
8	AT&T Inc	415	BBB
9	Goldman Sachs Group Inc	405	BBB+
10	HSBC Holdings Plc	387	A-

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (1)	$65	$(8)	$57	$845	$(127)	$718	$910	$(135)	$775
Public equity:
Realized gains (losses) on sales	258	(52)	206	—	—	—	258	(52)	206
Mark-to-market	209	(30)	179	—	—	—	209	(30)	179
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	485	(18)	467	—	—	—	485	(18)	467

Total investment portfolio	1,017	(108)	909	845	(127)	718	1,862	(235)	1,627
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	146	—	146	—	—	—	146	—	146
Foreign exchange	(132)	37	(95)	474	(31)	443	342	6	348
Partially-owned entities (3)	60	(10)	50	(12)	—	(12)	48	(10)	38
Other	(17)	3	(14)	(173)	37	(136)	(190)	40	(150)

Net gains (losses)	$1,074	$(78)	$996	$1,134	$(121)	$1,013	$2,208	$(199)	$2,009

(1)   The quarter includes pre-tax realized gains on fixed income derivatives of $43 million, a net reduction of the valuation allowance of expected credit losses of $15 million, and impairments of $7 million for fixed maturities during the quarter.

(2)   The quarter includes $78 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended December 31, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (4)	$4	$(2)	$2	$(96)	$29	$(67)	$(92)	$27	$(65)
Public equity (4):
Realized gains (losses) on sales	(18)	4	(14)	—	—	—	(18)	4	(14)
Mark-to-market	37	(7)	30	—	—	—	37	(7)	30
Private equity:
Realized gains (losses) on sales	(1)	—	(1)	—	—	—	(1)	—	(1)
Mark-to-market	222	(10)	212	—	—	—	222	(10)	212

Total investment portfolio	244	(15)	229	(96)	29	(67)	148	14	162
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	4	—	4	—	—	—	4	—	4
Foreign exchange	(79)	13	(66)	156	21	177	77	34	111
Partially-owned entities (6)	4	—	4	(3)	—	(3)	1	—	1
Other	(1)	—	(1)	(14)	5	(9)	(15)	5	(10)

Net gains (losses)	$172	$(2)	$170	$43	$55	$98	$215	$53	$268

(4)

The quarter includes pre-tax realized losses on derivatives of: $8 million in fixed income and $19 million in public equity. Other-than-temporary impairments for the quarter in realized losses were $8 million pre-tax for fixed maturities.

(5)	The quarter includes $49 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (1)	$(242)	$24	$(218)	$2,604	$(462)	$2,142	$2,362	$(438)	$1,924
Public equity (1):
Realized gains (losses) on sales	497	(96)	401	—	—	—	497	(96)	401
Mark-to-market	131	(22)	109	—	—	—	131	(22)	109
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	714	(24)	690	—	—	—	714	(24)	690

Total investment portfolio	1,100	(118)	982	2,604	(462)	2,142	3,704	(580)	3,124
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(310)	—	(310)	—	—	—	(310)	—	(310)
Foreign exchange	(483)	92	(391)	306	(4)	302	(177)	88	(89)
Partially-owned entities (3)	75	(10)	65	(12)	—	(12)	63	(10)	53
Other	(60)	12	(48)	(232)	50	(182)	(292)	62	(230)

Net gains (losses)	$322	$(24)	$298	$2,666	$(416)	$2,250	$2,988	$(440)	$2,548

(1)

Full year includes pre-tax realized gains on equity derivatives of $42 million, realized gains on fixed income derivatives of $39 million, a net reduction of the valuation allowance of expected credit losses of $11 million, and impairments of $170 million related to certain securities the company intended to sell and securities written to market entering default.

(2)	Full year includes $108 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Year ended December 31, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (4)	$(413)	$8	$(405)	$3,738	$(647)	$3,091	$3,325	$(639)	$2,686
Public equity (4):
Realized gains (losses) on sales	5	(1)	4	—	—	—	5	(1)	4
Mark-to-market	46	(10)	36	—	—	—	46	(10)	36
Private equity:
Realized gains (losses) on sales	(5)	—	(5)	—	—	—	(5)	—	(5)
Mark-to-market	449	(10)	439	—	—	—	449	(10)	439

Total investment portfolio	82	(13)	69	3,738	(647)	3,091	3,820	(660)	3,160
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(142)	—	(142)	—	—	—	(142)	—	(142)
Foreign exchange	7	(1)	6	13	24	37	20	23	43
Partially-owned entities (6)	19	(1)	18	(3)	—	(3)	16	(1)	15
Other	(5)	—	(5)	(76)	18	(58)	(81)	18	(63)

Net gains (losses)	$(39)	$(15)	$(54)	$3,672	$(605)	$3,067	$3,633	$(620)	$3,013

(4)

Full year includes pre-tax realized losses on derivatives of: $382 million in fixed income and $53 million in public equity. Full year other-than-temporary impairments in realized losses were $58 million pre-tax for fixed maturities.

(5)	Full year includes $138 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	December 31 2020	September 30 2020	June 30 2020	March 31 2020	December 31 2019	December 31 2018
Financial Debt:
Total short-term debt (1)	$—	$1,300	$1,300	$1,300	$1,299	$509
Total long-term debt	14,948	14,830	13,656	13,510	13,559	12,087

Total financial debt	$14,948	$16,130	$14,956	$14,810	$14,858	$12,596
Hybrid debt:
Total trust preferred securities	308	308	308	308	308	308

Total	$15,256	$16,438	$15,264	$15,118	$15,166	$12,904

Capitalization:
Shareholders’ equity	$59,441	$56,413	$54,760	$52,197	$55,331	$50,312
Hybrid debt	308	308	308	308	308	308
Financial debt	14,948	16,130	14,956	14,810	14,858	12,596

Total capitalization	$74,697	$72,851	$70,024	$67,315	$70,497	$63,216

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.4%	0.4%	0.5%	0.4%	0.5%
Financial debt	20.0%	22.1%	21.4%	22.0%	21.1%	19.9%

Total hybrid & financial debt	20.4%	22.5%	21.8%	22.5%	21.5%	20.4%

Note: As of December 31, 2020, there was $1.7 billion usage of credit facilities on total capacity of $4.0 billion.

(1)	During Q4 2020, the $1.3 billion 2.3% senior notes matured and were fully paid.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2020	2019	2020	2019
Numerator
Core operating income to common shares	$1,440	$1,040	$3,313	$4,641
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(21)	(29)	(95)	(140)
Tax benefit on amortization adjustment	3	4	17	26
Chubb integration expenses, pre-tax	—	(14)	—	(23)
Tax benefit on Chubb integration expenses	—	2	—	4
Adjusted net realized gains (losses), pre-tax	1,074	172	322	(39)
Tax (expense) benefit on adjusted net realized gains (losses)	(78)	(2)	(24)	(15)

Net income	$2,418	$1,173	$3,533	$4,454

Rollforward of Common Shares Outstanding
Shares—beginning of period	451,376,194	453,533,642	451,971,567	459,203,378
Repurchase of shares	(1,318,000)	(2,024,400)	(3,584,150)	(10,442,238)
Shares issued, excluding option exercises	172,744	120,831	1,186,575	1,267,773
Issued for option exercises	501,687	341,494	1,158,633	1,942,654

Shares—end of period	450,732,625	451,971,567	450,732,625	451,971,567

Denominator
Weighted average shares outstanding (1)	451,380,981	452,714,275	451,602,820	455,910,463
Effect of other dilutive securities	1,901,816	3,222,730	1,838,692	3,004,200

Adj. wtd. avg. shares outstanding and assumed conversions	453,282,797	455,937,005	453,441,512	458,914,663

Basic earnings per share
Core operating income	$3.19	$2.30	$7.34	$10.18
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.06)	(0.17)	(0.25)
Chubb integration expenses, net of tax	—	(0.02)	—	(0.04)
Adjusted net realized gains (losses), net of tax	2.21	0.37	0.65	(0.12)

Net income	$5.36	$2.59	$7.82	$9.77

Diluted earnings per share
Core operating income	$3.18	$2.28	$7.31	$10.11
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.06)	(0.17)	(0.25)
Chubb integration expenses, net of tax	—	(0.02)	—	(0.04)
Adjusted net realized gains (losses), net of tax	2.20	0.37	0.65	(0.11)

Net income	$5.34	$2.57	$7.79	$9.71

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31	September 30	June 30	March 31	December 31
	2020	2020	2020	2020	2019
Shareholders’ equity	$59,441	$56,413	$54,760	$52,188	$55,331
Less: goodwill and other intangible assets, net of tax	19,916	19,802	19,783	19,569	20,012

Numerator for tangible book value per share	$39,525	$36,611	$34,977	$32,619	$35,319

Book value—% change over prior quarter	5.4%	3.0%	4.9%	-5.7%	1.4%
Tangible book value—% change over prior quarter	8.0%	4.7%	7.2%	-7.6%	2.2%
Denominator	450,732,625	451,376,194	451,360,023	451,367,782	451,971,567

Book value per common share	$131.88	$124.98	$121.32	$115.62	$122.42
Tangible book value per common share	$87.69	$81.11	$77.49	$72.27	$78.14
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$56,413	$54,760	$52,188	$55,259	$54,572
Core operating income (loss)	1,440	907	(254)	1,220	1,040
Amortization of fair value adjustment of acquired invested assets and long-term debt	(18)	(19)	(19)	(22)	(25)
Chubb integration expenses	—	—	—	—	(12)
Adjusted net realized gains (losses) (2)	996	306	(58)	(946)	170
Net unrealized gains (losses) on investments	706	543	2,757	(1,876)	(70)
Repurchase of shares	(190)	—	—	(326)	(310)
Dividend declared on common shares	(352)	(353)	(353)	(340)	(340)
Cumulative translation gains (losses)	443	233	451	(825)	177
Postretirement benefit liability	(136)	(18)	(17)	(11)	(9)
Other (3)	139	54	65	55	138

	$59,441	$56,413	$54,760	$52,188	$55,331

(1)	January 1, 2020 included a $72 million after-tax reduction to beginning equity principally related to the adoption of the current expected credit loss accounting guidance.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income (loss) is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income (loss) adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of three percent that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense)—operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income (loss), net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Chubb integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						Full Year	Full Year
	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Tax expense (benefit), as reported	$334	$142	$(62)	$215	$169	$629	$795
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(3)	(4)	(5)	(5)	(4)	(17)	(26)
Less: tax benefit on Chubb integration expenses	—	—	—	—	(2)	—	(4)
Less: tax expense (benefit) on adjusted net realized gains (losses)	78	(26)	(11)	(17)	2	24	15

Tax expense (benefit), adjusted	$259	$172	$(46)	$237	$173	$622	$810

Income (loss) before tax, as reported	$2,752	$1,336	$(393)	$467	$1,342	$4,162	$5,249
Less: amortization of fair value of acquired invested assets and debt	(21)	(23)	(24)	(27)	(29)	(95)	(140)
Less: Chubb integration expenses	—	—	—	—	(14)	—	(23)
Less: adjusted realized gains (losses)	568	(142)	31	(956)	(55)	(499)	(522)
Less: realized gains (losses) related to unconsolidated entities	506	422	(100)	(7)	227	821	483

Core operating income (loss) before tax	$1,699	$1,079	$(300)	$1,457	$1,213	$3,935	$5,451

Effective tax rate	12.1%	10.7%	15.8%	46.0%	12.6%	15.1%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	0.0%	-0.4%	0.0%	0.0%	0.1%	0.1%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	3.1%	5.3%	-0.1%	-29.7%	1.6%	0.6%	-0.3%

Core operating effective tax rate	15.2%	16.0%	15.3%	16.3%	14.2%	15.8%	14.9%

Core operating income The following table presents the reconciliation of Net income (loss) to Core operating income (loss):
						Full Year	Full Year
	4Q-20	3Q-20	2Q-20	1Q-20	4Q-19	2020	2019
Net income (loss), as reported	$2,418	$1,194	$(331)	$252	$1,173	$3,533	$4,454
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(21)	(23)	(24)	(27)	(29)	(95)	(140)
Tax benefit on amortization adjustment	3	4	5	5	4	17	26
Chubb integration expenses, pre-tax	—	—	—	—	(14)	—	(23)
Tax benefit on Chubb integration expenses	—	—	—	—	2	—	4
Adjusted realized gains (losses), pre-tax	568	(142)	31	(956)	(55)	(499)	(522)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	506	422	(100)	(7)	227	821	483
Tax (expense) benefit on adjusted net realized gains (losses)	(78)	26	11	17	(2)	(24)	(15)

Core operating income (loss)	$1,440	$907	$(254)	$1,220	$1,040	$3,313	$4,641

Catastrophe losses—after-tax	$271	$797	$1,510	$199	$353	$2,777	$966
Unfavorable (favorable) prior period development (PPD)—after-tax	$(189)	$(126)	$52	$(94)	$(199)	$(357)	$(624)
Core operating income (loss) per share	$3.18	$2.00	$(0.56)	$2.68	$2.28	$7.31	$10.11
Impact of Cats on Core operating income per share—Unfavorable	$(0.60)	$(1.76)	$(3.35)	$(0.44)	$(0.77)	$(6.12)	$(2.11)
Impact of PPD on Core operating income per share—Favorable (unfavorable)	$0.42	$0.28	$(0.11)	$0.21	$0.43	$0.79	$1.36
Impact of Cats and PPD on Core operating income per share —Unfavorable	$(0.18)	$(1.48)	$(3.46)	$(0.23)	$(0.34)	$(5.33)	$(0.75)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

	4Q-20	4Q-19	Full Year 2020	Full Year 2019
Net income	$2,418	$1,173	$3,533	$4,454
Core operating income	$1,440	$1,040	$3,313	$4,641
Equity—beginning of period, as reported (1)	$56,413	$54,572	$55,259	$50,300
Less: unrealized gains (losses) on investments, net of deferred tax	3,967	2,613	2,543	(545)

Equity—beginning of period, as adjusted	$52,446	$51,959	$52,716	$50,845

Less: goodwill and other intangible assets, net of tax	$19,802	$20,010	$20,012	$20,054

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$32,644	$31,949	$32,704	$30,791

Equity—end of period, as reported	$59,441	$55,331	$59,441	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	4,673	2,543	4,673	2,543

Equity—end of period, as adjusted	$54,768	$52,788	$54,768	$52,788

Less: goodwill and other intangible assets, net of tax	19,916	20,012	19,916	20,012

Equity—end of period, as adjusted ex goodwill and other intangible assets	$34,852	$32,776	$34,852	$32,776

Weighted average equity, as reported	$57,927	$54,952	$57,350	$52,816
Weighted average equity, as adjusted	$53,607	$52,374	$53,742	$51,817
Weighted average equity, as adjusted ex goodwill and other intangible assets	$33,748	$32,363	$33,778	$31,784
ROE	16.7%	8.5%	6.2%	8.4%
Core operating ROE	10.7%	7.9%	6.2%	9.0%
Core operating ROTE	17.1%	12.8%	9.8%	14.6%
Private equities realized gains, after-tax (2)	$467	$211	$690	$434
Impact of Private equities if included in Core operating ROE—Favorable (2)	3.5 pts	1.7 pts	1.3 pts	0.8 pt

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market
	December 31	September 30	December 31	QTD	Full Year
	2020	2020	2019	% Change	% Change
Book value	$59,441	$56,413	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	4,673	3,967	2,543

Book value excluding mark-to-market	54,768	52,446	52,788
Less: goodwill and other intangible assets, net of tax	19,916	19,802	20,012

Tangible book value excluding mark-to-market	$34,852	$32,644	$32,776

Denominator	450,732,625	451,376,194	451,971,567

Book value per share excluding mark-to-market	$121.51	$116.19	$116.80	4.6%	4.0%
Tangible book value per share excluding mark-to-market	$77.32	$72.32	$72.52	6.9%	6.6%

(1)	January 1, 2020 included a $72 million after-tax reduction to beginning equity principally related to the adoption of the current expected credit loss accounting guidance.
(2)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q4 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,006	$781	$324	$1,320	$121	$93	$4,645
Realized (gains) losses on crop derivatives		—	—	(3)	—	—	—	(3)

Adjusted losses and loss expenses	A	$2,006	$781	$321	$1,320	$121	$93	$4,642

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(33)	(98)	(12)	(121)	(32)	—	(296)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	(1)	1	3	—	3

Catastrophe losses, gross of related adjustments		(33)	(98)	(11)	(122)	(35)	—	(299)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		251	(15)	14	50	—	(94)	206
Expense adjustments—unfavorable (favorable)		—	—	6	—	—	—	6
PPD reinstatement premiums—unfavorable (favorable)		—	(10)	—	—	—	—	(10)

PPD, gross of related adjustments—favorable (unfavorable)		251	(25)	20	50	—	(94)	202

CAY loss and loss expense ex Cats	B	$2,224	$658	$330	$1,248	$86	$(1)	$4,545

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$745	$321	$24	$940	$56	$89	$2,175
Expense adjustments—favorable (unfavorable)		—	—	(6)	—	—	—	(6)

Policy acquisition costs and administrative expenses, adjusted	D	$745	$321	$18	$940	$56	$89	$2,169

Denominator
Net premiums earned	E	$3,537	$1,243	$381	$2,447	$178		$7,786
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	1	(1)	(3)		(3)
PPD reinstatement premiums—unfavorable (favorable)		—	(10)	—	—	—		(10)

Net premiums earned excluding adjustments	F	$3,537	$1,233	$382	$2,446	$175		$7,773

P&C combined ratio
Loss and loss expense ratio	A/E	56.7%	62.8%	84.1%	53.9%	68.3%		59.6%
Policy acquisition cost and administrative expense ratio	C/E	21.1%	25.8%	6.4%	38.5%	31.3%		28.0%

P&C combined ratio		77.8%	88.6%	90.5%	92.4%	99.6%		87.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	62.8%	53.4%	86.3%	51.0%	49.3%		58.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.9%	4.8%	38.5%	32.0%		27.9%

CAY P&C combined ratio ex Cats		83.9%	79.3%	91.1%	89.5%	81.3%		86.4%

Combined ratio
Combined ratio								87.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$10,129	$3,187	$1,545	$5,255	$435	$435	$20,986
Realized (gains) losses on crop derivatives		—	—	(1)	—	—	—	(1)

Adjusted losses and loss expenses	A	$10,129	$3,187	$1,544	$5,255	$435	$435	$20,985

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,871)	(534)	(36)	(705)	(113)	—	(3,259)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	(1)	(15)	10	—	(10)

Catastrophe losses, gross of related adjustments		(1,868)	(533)	(35)	(690)	(123)	—	(3,249)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		702	(63)	10	150	29	(433)	395
Net premiums earned adjustments on PPD—unfavorable (favorable)		32	—	3	—	—	—	35
Expense adjustments—unfavorable (favorable)		(1)	—	6	—	(2)	—	3
PPD reinstatement premiums—unfavorable (favorable)		—	(18)	—	—	(1)	—	(19)

PPD, gross of related adjustments—favorable (unfavorable)		733	(81)	19	150	26	(433)	414

CAY loss and loss expense ex Cats	B	$8,994	$2,573	$1,528	$4,715	$338	$2	$18,150

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,948	$1,244	$132	$3,602	$211	$303	$8,440
Expense adjustments—favorable (unfavorable)		1	—	(6)	—	2	—	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$2,949	$1,244	$126	$3,602	$213	$303	$8,437

Denominator
Net premiums earned	E	$13,964	$4,866	$1,822	$9,285	$698		$30,635
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	1	15	(10)		10
Net premiums earned adjustments on PPD—unfavorable (favorable)		32	—	3	—	—		35
PPD reinstatement premiums—unfavorable (favorable)		—	(18)	—	—	(1)		(19)

Net premiums earned excluding adjustments	F	$13,999	$4,849	$1,826	$9,300	$687		$30,661

P&C combined ratio
Loss and loss expense ratio	A/E	72.5%	65.5%	84.7%	56.6%	62.3%		68.5%
Policy acquisition cost and administrative expense ratio	C/E	21.2%	25.6%	7.3%	38.8%	30.2%		27.6%

P&C combined ratio		93.7%	91.1%	92.0%	95.4%	92.5%		96.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.2%	53.1%	83.7%	50.7%	49.1%		59.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.6%	6.8%	38.7%	31.0%		27.5%

CAY P&C combined ratio ex Cats		85.3%	78.7%	90.5%	89.4%	80.1%		86.7%

Combined ratio
Combined ratio								96.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								96.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,968	$865	$453	$1,221	$107	$75	$4,689
Realized (gains) losses on crop derivatives		—	—	—	—	—	—	—

Adjusted losses and loss expenses	A	$1,968	$865	$453	$1,221	$107	$75	$4,689

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(102)	(225)	(1)	(87)	(15)	—	(430)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(11)	—	(4)	1	—	(14)

Catastrophe losses, gross of related adjustments		(102)	(214)	(1)	(83)	(16)	—	(416)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		224	7	37	43	(4)	(74)	233
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	4	—	—	—	4
Expense adjustments—unfavorable (favorable)		—	—	(10)	—	—	—	(10)
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD, gross of related adjustments—favorable (unfavorable)		224	7	31	43	(5)	(74)	226

CAY loss and loss expense ex Cats	B	$2,090	$658	$483	$1,181	$86	$1	$4,499

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$727	$315	$(9)	$908	$51	$108	$2,100
Expense adjustments—favorable (unfavorable)		—	—	10	—	—	—	10

Policy acquisition costs and administrative expenses, adjusted	D	$727	$315	$1	$908	$51	$108	$2,110

Denominator
Net premiums earned	E	$3,262	$1,185	$421	$2,287	$167		$7,322
Reinstatement premiums (collected) expensed on catastrophe losses		—	11	—	4	(1)		14
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	4	—	—		4
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)		(1)

Net premiums earned excluding adjustments	F	$3,262	$1,196	$425	$2,291	$165		$7,339

P&C combined ratio
Loss and loss expense ratio	A/E	60.3%	73.0%	107.6%	53.3%	64.2%		64.0%
Policy acquisition cost and administrative expense ratio	C/E	22.3%	26.6%	-2.2%	39.8%	30.4%		28.7%

P&C combined ratio		82.6%	99.6%	105.4%	93.1%	94.6%		92.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.0%	55.1%	113.6%	51.5%	52.5%		61.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.4%	26.3%	0.3%	39.7%	30.8%		28.7%

CAY P&C combined ratio ex Cats		86.4%	81.4%	113.9%	91.2%	83.3%		90.0%

Combined ratio
Combined ratio								92.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								92.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$8,206	$3,043	$1,608	$4,606	$352	$158	$17,973
Realized (gains) losses on crop derivatives		—	—	8	—	—	—	8

Adjusted losses and loss expenses	A	$8,206	$3,043	$1,616	$4,606	$352	$158	$17,981

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(421)	(554)	(8)	(156)	(48)	—	(1,187)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(11)	—	(4)	3	—	(12)

Catastrophe losses, gross of related adjustments		(421)	(543)	(8)	(152)	(51)	—	(1,175)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		649	95	80	92	29	(153)	792
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	36	—	1	—	75
Expense adjustments—unfavorable (favorable)		(3)	—	(13)	—	(1)	—	(17)
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	(1)	—	(5)

PPD, gross of related adjustments—favorable (unfavorable)		683	91	103	93	28	(153)	845

CAY loss and loss expense ex Cats	B	$8,468	$2,591	$1,711	$4,547	$329	$5	$17,651

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,859	$1,234	$90	$3,534	$204	$319	$8,240
Expense adjustments—favorable (unfavorable)		3	—	13	—	1	—	17

Policy acquisition costs and administrative expenses, adjusted	D	$2,862	$1,234	$103	$3,534	$205	$319	$8,257

Denominator
Net premiums earned	E	$12,922	$4,694	$1,795	$8,882	$654		$28,947
Reinstatement premiums (collected) expensed on catastrophe losses		—	11	—	4	(3)		12
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	36	—	1		75
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	(1)		(5)

Net premiums earned excluding adjustments	F	$12,959	$4,701	$1,831	$8,887	$651		$29,029

P&C combined ratio
Loss and loss expense ratio	A/E	63.5%	64.8%	90.1%	51.9%	53.9%		62.1%
Policy acquisition cost and administrative expense ratio	C/E	22.1%	26.3%	5.0%	39.7%	31.1%		28.5%

P&C combined ratio		85.6%	91.1%	95.1%	91.6%	85.0%		90.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.3%	55.1%	93.5%	51.2%	50.6%		60.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.1%	26.3%	5.6%	39.7%	31.5%		28.4%

CAY P&C combined ratio ex Cats		87.4%	81.4%	99.1%	90.9%	82.1%		89.2%

Combined ratio
Combined ratio								90.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Commercial P&C lines includes Commercial P&C, Agriculture and Reinsurance lines of business.

Consumer P&C lines includes Personal and Global accident and health (A&H) lines of business.

NM: Not meaningful.

Glossary	Page 36